Exhibit 99.1

Ceva, Inc. Announces First Quarter 2026 Financial Results

Highlights strong licensing growth driven by integrated solutions and accelerating edge AI adoption

ROCKVILLE, MD., May 11, 2026 – Ceva, Inc. (NASDAQ: CEVA), the leading licensor of silicon and software IP for the Smart Edge, today announced its financial results for the first quarter ended March 31, 2026.

First Quarter Highlights: *

●	Delivered total revenues of $27.0 million, up 11% year-over-year
●	Licensing and related revenues of $17.8 million, up 18% year-over-year and the highest in three years
●	Royalty revenues of $9.2 million, with smart edge royalties up 8% year-over-year, driven by record shipments in Wi-Fi, and strong contribution from cellular IoT, 5G infrastructure and automotive AI
●	Signed 14 IP licensing agreements, including several multi-technology engagements with existing customers
●	Secured a major customer win for Bluetooth High Data Throughput (HDT) solution, including Ceva’s internally developed RF technology, demonstrating its system-level connectivity strategy
●	Expanded customer engagements in 5G NTN and Ultra-Wideband, increasing value per design
●

AI represented more than 20% of licensing and related revenues, with strong growth and key production milestones, including the Renesas R-Car V4H platform entering the 2026 Toyota RAV4, alongside a collaboration with NXP for its latest software-defined vehicle processors

*Unless otherwise stated, all comparisons are to first quarter 2025.

Amir Panush, Chief Executive Officer of Ceva, commented, “We delivered a strong start to 2026, highlighted by our highest licensing and related revenues in three years and continued momentum across our connectivity and AI portfolios. Importantly, this quarter reflects the successful execution of our strategy to expand beyond discrete IP into more integrated, system-level solutions. A major Bluetooth HDT licensing agreement, including RF, alongside our expansion in 5G NTN and Ultra-Wideband, demonstrates how we are increasing our value per design and deepening customer engagement. We also saw encouraging trends in royalties, with continued strength across our smart edge markets, partially offset by softness in smartphones.”

“In AI, our growth strategy and relentless focus on market-leading innovation are translating into production, with our technology integrated into leading automotive platforms and entering mass-volume production. With AI contributing over 20% of licensing and related revenues and a strong pipeline of engagements, we believe we are well positioned as the industry accelerates toward hybrid AI and the expansion of Physical AI at the edge.”

Business and Market Highlights

During the first quarter, Ceva signed 14 IP licensing agreements across connectivity, AI, and satellite communications, including several multi-technology engagements aligned with its strategy to deliver more integrated, system-level solutions.

The company secured a major full-stack Bluetooth HDT solution license, marking a key milestone in expanding value per design and increasing royalty contribution, while helping customers reduce integration complexity and accelerate time-to-market. Additional wins included a Wi-Fi 7 design targeting consumer IoT, a Wi-Fi 6 / Bluetooth combo engagement with a leading edge-AI SoC platform provider, and multiple Bluetooth and Wi-Fi agreements.

Ceva also expanded into new connectivity domains, introducing its PentaG-NTN platform and progressing a satellite customer engagement to a more integrated baseband solution. In Ultra-Wideband, the company launched its next-generation platform and secured a new customer as adoption accelerates across industrial and automotive applications.

In AI, Ceva continued to expand its footprint with multiple licensing agreements and achieved a key production milestone, with its AI DSP and accelerator deployed in the Renesas R-Car V4H platform, now entering production in the 2026 Toyota RAV4. The company also announced a collaboration with NXP for its latest software-defined vehicle processors. AI represented more than 20% of licensing and related revenues in the quarter, reflecting strong growth and increasing contribution.

Across its markets, Ceva continues to see strong demand in IoT and AI-driven applications, with record Wi-Fi shipments and significant growth in cellular IoT. These trends, together with the shift toward more integrated, system-level solutions and increasing adoption of Bluetooth and Wi-Fi combo chips, are driving higher value per device and reinforcing the company’s long-term royalty growth model.

Other first quarter financial data: *

●	GAAP gross margin was 86%, in line with last year
●	GAAP operating loss was $5.1 million, as compared to a GAAP operating loss of $4.4 million
●	GAAP net loss was $4.5 million, as compared to a GAAP net loss of $3.3 million
●	GAAP diluted loss per share was $0.16, as compared to GAAP diluted loss per share of $0.14
●	Non-GAAP gross margin was 87%, in line with last year
●	Non-GAAP operating income was $0.5 million, as compared to non-GAAP operating income of $0.3 million
●

Non-GAAP net income and non-GAAP diluted earnings per share were $1.1 million and $0.04, respectively, compared with non-GAAP net income and non-GAAP diluted earnings per share of $1.4 million and $0.06, respectively

*Unless otherwise stated, all comparisons are to first quarter 2025.

Yaniv Arieli, Chief Financial Officer of Ceva, added, “Our first quarter results reflect strong licensing execution and the continued progression toward higher-value, multi-technology engagements. This shift is driving improved economics per deal and strengthening the long-term royalty potential of our business. We also continue to see encouraging trends across our diversified end markets, particularly in IoT and AI-driven applications. We continue to manage the impact of a weaker U.S. dollar and are implementing measures to partially offset the resulting expenses.”

Ceva Conference Call

On May 11, 2026, Ceva management will conduct a conference call at 8:30 a.m. Eastern Time to discuss the operating performance for the quarter.

The conference call will be available via the following dial in numbers:

●	U.S. Participants: Dial 1-844-435-0316 (Access Code: Ceva)
●	International Participants: Dial +1-412-317-6365 (Access Code: Ceva)

The conference call will also be available live via webcast at the following link: https://app.webinar.net/N8PRLk4oljM. Please go to the web site at least fifteen minutes prior to the call to register.

For those who cannot access the live broadcast, a replay will be available by dialing +1 855-669-9658 or +1 412-317-0088 (access code: 4033535) from one hour after the end of the call until 9:00 a.m. (Eastern Time) on May 18, 2026. The replay will also be available at Ceva's web site at www.ceva-ip.com.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that if they materialize or prove incorrect, could cause the results of Ceva to differ materially from those expressed or implied by such forward-looking statements and assumptions. Forward-looking statements include statements about Ceva’s positioning for future growth and to serve as a foundational technology provider for intelligent, connected devices, licensing agreement wins, future industry demand, our market position for the future and future growth in the demand of our products, our forecast of financial measures for the following quarter and 2026, our long term targets and underlying assumptions, our future investments, expectations about future market, the success of our strategies and agreements, visibility into future revenue streams, and Ceva’s focus on expense management and profitability improvement. The risks, uncertainties and assumptions that could cause differing Ceva results include: the effect of intense industry competition; the ability of Ceva's technologies and products incorporating Ceva's technologies to achieve market acceptance; Ceva's ability to meet changing needs of end-users and evolving market demands; the lengthy sales cycle for IP and related solutions; Ceva's ability to diversify royalty streams and license revenues; geopolitical risks and instability, including the impact of tariffs and other trade measures and potential disruptions related to ongoing conflicts in the Middle East; and general market conditions and other risks relating to Ceva's business and industry, including, but not limited to, those that are described from time to time in our SEC filings. Ceva assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

About Ceva, Inc.

Ceva powers the Smart Edge, bridging the digital and physical worlds to bring AI-driven products to life. Our Ceva AI fabric portfolio of silicon and software IP enables devices to Connect, Sense, and Infer – the essential capabilities for the intelligent edge. From 5G, cellular IoT, Bluetooth, Wi-Fi, and UWB connectivity to scalable Edge AI NPUs, AI DSPs, sensor fusion processors and embedded software, Ceva provides the foundational IP for devices that connect, understand their environment, and act in real time.

With more than 21 billion devices shipped and trusted by 400+ customers worldwide, Ceva is the backbone of today’s most advanced smart edge products - from AI-infused wearables and IoT devices to autonomous vehicles and 5G infrastructure. Our differentiated solutions deliver seamless integration into existing design flows, total flexibility to combine solutions based on design needs and ultra‑low‑power performance in minimal silicon footprint, helping customers accelerate development, reduce risk, and bring innovative products to market faster. As technology evolves toward Physical AI, Ceva’s IP portfolio lays the foundation for systems that are always connected, contextually aware, and capable of intelligent, real-time decision-making.

Visit us at www.ceva-ip.com and follow us on LinkedIn, X, YouTube, Facebook, and Instagram.

For more information, contact:

Yaniv Arieli Ceva, Inc. CFO +972.9.961.3770 yaniv.arieli@ceva-ip.com	Richard Kingston Ceva, Inc. VP Market Intelligence, Investor & Public Relations +1.650.220.1948 richard.kingston@ceva-ip.com

CEVA, INC. AND ITS SUBSIDIARIES

INTERIM CONDENSED CONSOLIDATED STATEMENTS OF LOSS – U.S. GAAP

U.S. dollars in thousands, except per share data

	Three months ended
	March 31,
	2026	2025
	Unaudited	Unaudited
Revenues:
Licensing and related revenues	$17,820	$15,042
Royalties	9,204	9,203

Total revenues	27,024	24,245

Cost of revenues	3,729	3,487

Gross profit	23,295	20,758

Operating expenses:
Research and development, net	19,837	17,609
Sales and marketing	3,766	3,449
General and administrative	4,660	3,933
Amortization of intangible assets	117	149
Total operating expenses	28,380	25,140

Operating loss	(5,085)	(4,382)
Financial income, net	1,877	2,100
Remeasurement of marketable equity securities	64	(54)

Loss before taxes on income	(3,144)	(2,336)
Income tax expense	1,315	991
Net loss	$(4,459)	$(3,327)

Basic and diluted net loss per share	$(0.16)	$(0.14)

Weighted-average shares used to compute net loss per share (in thousands):
Basic and diluted	27,678	23,764

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures

U.S. dollars in thousands, except per share data

	Three months ended
	March 31,
	2026	2025
	Unaudited	Unaudited
GAAP net loss	$(4,459)	$(3,327)
Equity-based compensation expense included in cost of revenues	182	159
Equity-based compensation expense included in research and development expenses	2,863	2,466
Equity-based compensation expense included in sales and marketing expenses	717	566
Equity-based compensation expense included in general and administrative expenses	1,610	1,132

Amortization of intangible assets related to acquisition of businesses	176	208

Costs associated with asset acquisition	61	144

Loss (income) associated with the remeasurement of marketable equity securities	(64)	54
Non-GAAP net income	$1,086	$1,402
GAAP weighted-average number of Common Stock used in computation of diluted net loss per share (in thousands)	27,678	23,764
Weighted-average number of shares related to outstanding stock-based awards (in thousands)	1,810	1,618
Weighted-average number of Common Stock used in computation of diluted earnings per share, excluding the above (in thousands)	29,488	25,382

GAAP diluted loss per share	$(0.16)	$(0.14)
Equity-based compensation expense	$0.19	$0.18
Amortization of intangible assets related to acquisition of businesses	$0.01	$0.01

Costs associated with asset acquisition	$0.00	$0.01

Non-GAAP diluted earnings per share	$0.04	$0.06

	Three months ended
	March 31,
	2026	2025
	Unaudited	Unaudited
GAAP operating loss	$(5,085)	$(4,382)
Equity-based compensation expense included in cost of revenues	182	159
Equity-based compensation expense included in research and development expenses	2,863	2,466
Equity-based compensation expense included in sales and marketing expenses	717	566
Equity-based compensation expense included in general and administrative expenses	1,610	1,132
Amortization of intangible assets related to acquisition of businesses	176	208
Costs associated with asset acquisition	61	144
Total non-GAAP operating income	$524	$293

	Three months ended
	March 31,
	2026	2025
	Unaudited	Unaudited

GAAP gross profit	$23,295	$20,758
GAAP gross margin	86%	86%

Equity-based compensation expense included in cost of revenues	182	159
Amortization of intangible assets related to acquisition of businesses	59	59
Total non-GAAP gross profit	23,536	20,976
Non-GAAP gross margin	87%	87%

	Three months ended
	March 31,
	2026	2025
	Unaudited	Unaudited

GAAP operating expenses	28,380	25,140
Equity-based compensation expense included in research and development expenses	(2,863)	(2,466)
Equity-based compensation expense included in sales and marketing expenses	(717)	(566)
Equity-based compensation expense included in general and administrative expenses	(1,610)	(1,132)
Amortization of intangible assets related to acquisition of businesses	(117)	(149)
Costs associated with asset acquisition	(61)	(144)
Total non-GAAP operating expenses	$23,012	$20,683

CEVA, INC. AND ITS SUBSIDIARIES

INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS

(U.S. dollars in thousands)

	March 31,	December 31,
	2026	2025 (*)
	Unaudited	Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$21,367	$40,586
Marketable securities and short-term bank deposits	194,326	181,397
Trade receivables, net	17,737	19,495
Unbilled receivables	31,135	29,860
Prepaid expenses and other current assets	16,297	13,498
Total current assets	280,862	284,836
Long-term assets:
Severance pay fund	7,225	7,530
Deferred tax assets, net	274	257
Property and equipment, net	9,010	7,054
Operating lease right-of-use assets	17,190	17,486
Investment in marketable equity securities	119	55
Goodwill	58,308	58,308
Intangible assets, net	868	1,044
Other long-term assets	14,370	11,686
Total assets	$388,226	$388,256

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Trade payables	$2,388	$2,418
Deferred revenues	2,968	3,496
Accrued expenses and other payables	19,224	21,026
Operating lease liabilities	2,794	1,743
Total current liabilities	27,374	28,683
Long-term liabilities:
Accrued severance pay	7,428	7,690
Operating lease liabilities	14,083	14,388
Other accrued liabilities	1,158	1,037
Total liabilities	50,043	51,798
Stockholders’ equity:
Common stock	28	28
Additional paid in-capital	343,298	337,966
Treasury stock	0	(1,591)
Accumulated other comprehensive income (loss)	(660)	79
Accumulated deficit	(4,483)	(24)
Total stockholders’ equity	338,183	336,458
Total liabilities and stockholders’ equity	$388,226	$388,256

(*) Derived from audited financial statements.

The Company believes that the presentation of non-GAAP measures in the press release is useful to investors in analyzing the results for the quarters ended March 31, 2026, and 2025 because the exclusion of the applicable expenses may provide a meaningful analysis of the Company’s core operating results and comparison of quarterly results. Further, the Company believes it is useful for investors to understand how the expenses associated with the application of FASB ASC No. 718 are reflected in its statements of income. The reconciliation of financial measures should be reviewed in addition to and in conjunction with results presented in accordance with GAAP and are intended to provide additional insight into the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliation, offer a more complete understanding of factors and trends affecting the Company’s business. The reconciliation of financial measures should not be viewed as a substitute for the Company’s reported GAAP results.

A reconciliation of non-GAAP guidance to the corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future, although it is important to note that these factors could be material to the Company’s results computed in accordance with GAAP.